SUMMARY PROSPECTUS
TUHYX TUHIX TUHAX	Investor Class I Class Advisor Class
October 1, 2017
T. Rowe Price U.S. High Yield Fund
A higher-risk bond fund seeking total return and income through investments in the U.S. below investment-grade bond market.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2017, as amended or supplemented, and Statement of Additional Information, dated October 1, 2017, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks total return, and secondarily, current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%	2.00%	2.00%

Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.59%	0.59%	0.59%

Distribution and service (12b-1) fees	—	—	0.25

Other expenses	4.09 [b]	0.58 [b,d]	0.50 [b]

Total annual fund operating expenses	4.68	1.17	1.34

Fee waiver/expense reimbursement	(3.89)[c]	(0.53)[d]	(0.40)[e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.79 [c]	0.64 [d]	0.94 [e]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Other expenses are estimated for the current fiscal year.

c T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.79%. The agreement may be terminated at any time beyond September 30, 2019, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.79%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’ current expense limitation.

d T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

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e T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.94%. The agreement may be terminated at any time beyond September 30, 2019, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.94%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$81	$674	$1,697	$4,283
I Class	65	264	538	1,323
Advisor Class	96	343	655	1,541

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period August 1, 2016 through May 31, 2017, the fund’s portfolio turnover rate was 165.3%. Until May 22, 2017, the fund operated as the Henderson High Yield Opportunities Fund (the “Predecessor Fund”).

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments (commonly referred to as “junk” bonds), which are debt instruments that are, at the time of purchase, rated below investment grade by a credit rating agency (i.e., Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings or Fitch Ratings, Inc.), or, if not rated by any major credit rating agency, deemed to be below investment grade by T. Rowe Price. The fund considers U.S. high yield instruments to include noninvestment-grade bonds, bank loans, and other debt instruments issued by U.S. issuers, as well as bonds denominated in U.S. dollars that are issued by foreign banks and corporations and registered with the SEC for sale in the U.S. (such as Yankee bonds). If a holding is split rated (i.e., rated investment

Summary	3

grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the fund’s 80% investment policy. The fund focuses its investments on high yield corporate bonds but may also invest in other income producing instruments including bank loans, convertible securities, and preferred stocks. In selecting bonds, the portfolio manager generally evaluates the income provided by the bond and the bond’s appreciation potential, as well as the issuer’s ability to make income and principal payments.

High yield instruments tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the fund may be senior or subordinate obligations of the borrower. The fund may invest up to 15% of its total assets in bank loans.

The fund may purchase securities of any maturity, and its weighted average maturity and duration will vary with market conditions. In selecting investments, the fund relies extensively on rigorous credit research and analysis.

While most assets will typically be invested in U.S. issued instruments and U.S. dollar-denominated instruments, the fund may also invest in non-U.S. dollar-denominated bonds of foreign issuers (including securities of issuers in emerging markets). The fund may invest up to 20% of its total assets in non-U.S. dollar-denominated foreign instruments.

While most assets will typically be invested directly in bonds and other debt instruments, the fund may buy or sell credit default swaps involving a specific issuer or an index in order to adjust the fund’s overall credit quality, to protect against fluctuations in the prices of certain holdings, to gain exposure to a particular issuer or security, or to manage certain investment risks such as changes in an issuer’s creditworthiness.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality, to shift assets into and out of higher-yielding instruments, or to reduce its exposure to certain instruments.

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Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rate risks Prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk because a longer maturity or duration is typically associated with an increased sensitivity to interest rates changes. The fund may face a heightened level of interest rate risk due to historically low interest rates and the potential effect of any government fiscal policy initiatives; for example, the U.S. Federal Reserve Board has ended its quantitative easing program and may continue to raise interest rates.

While a rise in interest rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or inability to meet a financial obligation.

Junk investing risks The fund is exposed to greater credit risk and volatility than other bond funds. High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

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Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Bank loan risks To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner and that the fund may incur unexpected losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Foreign investing risks The fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Convertible securities and preferred stock risks Investments in convertible securities and preferred stocks subject the fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. Stocks generally fluctuate in value more than bonds and tend to move in cycles, with periods of rising and falling prices. The value of a stock may decline due to general weakness in the stock market or because of factors that affect a particular company or industry. Convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stock holders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Derivatives risks The fund uses credit default swaps and is therefore exposed to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can be illiquid and difficult to value, and may not

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properly correlate to the underlying securities or index. In addition, derivative instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. Credit default swaps involve the risk that the creditworthiness of an issuer or likelihood of a credit event will not be accurately predicted, which could significantly harm the fund’s performance. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Portfolio turnover risks The fund may actively and frequently trade its portfolio securities or other instruments to carry out its investment strategies. High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Performance The following performance information provides some indication of the risks of investing in the fund by showing the performance history of the Predecessor Fund. On May 22, 2017, the fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund through a tax-free reorganization (the “Reorganization”). As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C shares received Advisor Class shares of the fund, and shareholders of the Predecessor Fund’s Class I and Class R6 shares received I Class shares of the fund. In addition, as a result of the reorganization, the fund’s Advisor Class adopted the Predecessor Fund’s Class A performance and accounting history, and the fund’s I Class will adopt the Predecessor Fund’s Class I performance and accounting history. The fund has substantially similar investment objectives and strategies as the Predecessor Fund, and the fund is managed by the same portfolio manager as the Predecessor Fund. The performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the Predecessor Fund’s Class A. The returns in the bar chart may have been different if the expenses for the fund’s Advisor Class had been in effect during the periods prior to the Reorganization. In addition, the performance information presented was calculated using the Predecessor Fund’s valuation methodologies, which differ in some respects from those of the fund. Returns for the Predecessor Fund’s other share classes vary since they had different expenses than the Predecessor Fund’s Class A shares.

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The fund’s return for the six months ended 6/30/17 was 5.17%.

The following table reflects the average annual returns of the Predecessor Fund, and also compares the returns with a relevant broad-based market index. The performance information for the fund’s Advisor Class and I Class are on the performance history of the Predecessor Fund’s Class A and Class I, respectively, and has not been adjusted to reflect the fees and expenses of the Advisor Class or I Class. The returns presented in the table may have been different if the expenses for each of the fund’s Advisor Class and I Class had been in effect during the periods prior to the Reorganization. The fund’s Investor Class performance information is not presented since the Investor Class commended operations in 2017 and did not assume the performance history of the Predecessor Fund. The Investor Class would have had similar performance to the fund’s Advisor Class because they share the same portfolio; however, its performance, had it existed over the periods shown, would have been higher since the Investor Class is expected to have lower expenses than the Advisor Class.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Advisor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2016

	1 Year	Since inception		Inception date
Advisor Classa				04/30/2013
Returns before taxes	10.58%	4.87%
Returns after taxes on distributions	7.87	2.04
Returns after taxes on distributions
and sale of fund shares	5.88	2.39
Investor Class				05/19/2017
Returns before taxes	—	—
I Classa				04/30/2013
Returns before taxes	16.38	6.50

Bank of America Merrill Lynch US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)a
	17.49	4.60	b

a Reflects the performance information from the inception date of the Predecessor Fund (April 30, 2013).

b Return as of 4/30/13.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Name	Title	Managed Fund Since	Joined Investment Adviser
Kevin Loome	Portfolio Manager	2017*	2017

* Managed the Predecessor Fund since its inception in 2013.

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for intermediaries and retirement plans maintaining omnibus accounts, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

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For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F1106-045 10/1/17